UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): September 15, 2010
MGM Resorts International
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-10362 (Commission File Number)	88-0215232 (I.R.S. Employer Identification No.)

3600 Las Vegas Boulevard South, Las Vegas, Nevada (Address of Principal Executive Offices)	89109 (Zip Code)
(702) 693-7120
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(c) Appointment of Certain Officers.
     On September 16, 2010, MGM Resorts International (the “Company”) announced that Corey Sanders has been promoted to Chief Operating Officer of the Company, effective immediately.
     Mr. Sanders, age 47, has been with the Company for more than 16 years, and has held a variety of executive positions, including serving as Chief Financial Officer of both MGM Grand Las Vegas and MGM Grand Resorts, and as Executive Vice President — Operations. For the past 14 months, Mr. Sanders has served as Chief Operating Officer for the Company’s Core Brand and Regional Properties.
     There are no family relationships involving Mr. Sanders that would require disclosure under Item 401(d) of Regulation S-K. There are no current or proposed transactions in which Mr. Sanders or any member of his immediate family has, or will have, a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K. Mr. Sanders’ existing employment agreement is attached as Exhibit 10 to this Form 8-K.

Item 7.01	Regulation FD Disclosure.
     On September 16, 2010, the Company issued a press release, attached as Exhibit 99 to this Form 8-K, announcing the promotion of Mr. Sanders to Chief Operating Officer of the Company. The information set forth in this Item 7.01 of this Form 8-K, including the text of the press release, attached as Exhibit 99, hereto, is being furnished to, but not filed with, the Securities and Exchange Commission (“SEC”).

Item 9.01	Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits:

No.	Description
10	Employment Agreement by and between MGM MIRAGE Operations, Inc. and Corey Sanders dated August 3, 2009.
99*	Text of the press release dated September 16, 2010.
*
Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM Resorts International
Date: September 17, 2010	By:	/s/ Troy E. McHenry
Troy E. McHenry
Vice President — Legal Affairs

INDEX TO EXHIBITS

No.	Description
10	Employment Agreement by and between MGM MIRAGE Operations, Inc. and Corey Sanders dated August 3, 2009.
99*	Text of the press release dated September 16, 2010.
*
Exhibit 99 is being furnished to the SEC pursuant to Item 7.01 and shall not be deemed filed with the SEC, nor shall it be deemed incorporated by reference in any filing with the SEC under the Securities Exchange Act of 1934 or the Securities Act of 1933, whether made before or after the date hereof and irrespective of any general incorporation language in any filings.